Northern Life Insurance Company
Separate Account One
Advantage, Advantage Century and Advantage Century Plus
Variable Annuities

Supplement dated June 28, 2002

The information in this Supplement updates and amends certain information contained in the Advantage Prospectus and Statement of Additional Information ("SAI") dated May 1, 2002 and the Advantage Century and Advantage Century Plus Prospectuses and SAIs each dated May 2, 2002. You should read this Supplement along with the applicable Prospectus and Statement of Additional Information.

Plan of Merger

On June 28, 2002 the Board of Directors and the sole shareholder of Northern Life Insurance Company ("Company") approved the merger of the Company with and into its parent company, ReliaStar Life Insurance Company ("ReliaStar"). It is anticipated that the merger will be effective on October 1, 2002. The merger is subject to certain regulatory approvals, including the Departments of Commerce of the States of Washington and Minnesota, which may require a public hearing. The merger will have no effect on your underlying investments or your contract, other than to change the company that guarantees your contract benefits. The merger is structured to have no adverse tax consequences (including federal tax) for any contract owners.

As of the merger date, the Company will cease to exist and will be succeeded by ReliaStar. All contracts previously issued by the Company will become contracts issued by ReliaStar. On the merger date, you will become a contract owner of ReliaStar, to the same extent and with the same rights, powers, privileges, liabilities and duties as though your contract had been originally written by ReliaStar.

ReliaStar

Both the Company and ReliaStar are indirect, wholly-owned subsidiaries of ING Groep N.V., a global financial services holding company based in The Netherlands. ReliaStar is a stock life insurance company organized in 1885 and incorporated under the laws of the State of Minnesota, and is principally engaged in the business of providing individual life insurance and annuities, employee benefits and retirement contracts.

The Separate Account

On the merger date, Separate Account One of the Company, which supports the contracts, will be transferred intact to ReliaStar and renamed Separate Account N of ReliaStar Life Insurance Company. Separate Account N will support the contracts as well as certain other contracts that ReliaStar may issue in the future. The transfer of Separate Account One is structured to maintain all investment options currently available under the contracts and to have no adverse impact (including federal tax) on any contract owners or any impact on accumulation units, annuity units, and unit values. You will receive further information when the merger is complete.

124004	June 2002